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                                                                    Exhibit 16.1


                                                     Deloitte
                                                     & Touche


August 14, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Mego Financial Corporation dated August 14, 2001.


Yours truly,

/s/ Deloitte & Touche LLP